SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 26, 2004

AmeriCredit Automobile Receivables Trust 2004-C-A
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)		333-105878-06 (Commission File Number)	11-6595675 (I.R.S. Employer Identification No.)

c/o	AmeriCredit Financial Services, Inc. Attention: Chris A. Choate, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas (Address of Principal Executive Offices)		76102 (Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Item 8.01.     Other Events

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the years in the three-year period ended December 31, 2003, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2004; Commission File No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Securities and Exchange Commission on May 10, 2004); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and for the periods ending June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Securities and Exchange Commission on August 9, 2004) and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004, July 22, 2004 and August 20, 2004, as they relate to Ambac Assurance Corporation, are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the Prospectus dated as of July 10, 2003 of AmeriCredit Financial Services, Inc.; (iii) the Prospectus Supplement for the Trust and (iv) the Registration Statement on Form S-3 (No. 333-105878) of AmeriCredit Financial Services, Inc. and shall be deemed to be part hereof and thereof.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibit:

          23.1      Consent of KPMG LLP, Independent Registered Public Accounting Firm.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2004-C-A

	By:	AmeriCredit Financial Services, Inc., as Sponsor

	By:	/s/ Chris A. Choate
Name: Chris A. Choate
Title: Executive Vice President,
Secretary and Chief Legal Officer

Dated: August 27, 2004

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.